[MILLING BENSON WOODWARD L.L.P LETTERHEAD]


                                December 2, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Via Edgar Electronic Filing System

Gentlemen:

         On behalf of Avoca, Incorporated, a Louisiana corporation, I am transmitting herewith for filing the Company's Form 8-K dated December 2, 2004.

         If you have any questions or comments concerning this filing, please telephone the undersigned at (504) 569-7230.

                                          Very truly yours,

                                          /s/Charles A. Snyder

                                          Charles A. Snyder

CAS/kj329047

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 30, 2004


                               AVOCA, INCORPORATED
             (Exact name of registrant as specified in its charter)


         Louisiana                         0-9219                72-0590868
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)


         228 St. Charles Avenue, Suite 838, New Orleans, Louisiana 70130
   ---------------------------------------------------------------------------
              (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (504) 552-4720
                                                          --------------------



                -------------------------------------------------
                       (Former name or former address, if
                           changed since last report)




                               Page 1 of 3 Pages

Item 8.01: Other Events.

         a) On December 1, 2004, the Company issued the following press release announcing the results of its Special Stockholder meeting held November 29, 2004:

         Avoca Incorporated announced today the results of its Special Stockholder meeting held November 29th, 2004. The purpose of the Special Meeting was to consider and vote upon the Board's recommendation to shareholders to effect a 100 to1 reverse stock split. The proposal passed with 93.8% of the shares present voting in favor of the proposal. Eighty seven percent of the outstanding stock was present in person or by proxy.

         It is anticipated that the reverse stock split will take place at the close of business on December 10, 2004, following which the shareholders will receive a letter with instructions for turning in their old share certificates for new ones and/or cash. Fractional shares will receive $28 per old share as no fractional shares will be issued.

         Avoca Incorporated owns most of Avoca Island south of Morgan City, Louisiana, which contains approximately 16,000 acres of land used for mineral and surface operations.

          b) On November 30, 2004, the Company sent to The Nasdaq Stock Market, by fax and hard copy, a letter reading as follows:

         The Nasdaq Stock Market
         Market Data Integrity
         Attn: Rule 10b-17 Notification
         80 Merritt Boulevard
         Trumbull, CT 06611

                  Re:      CUSIP 053843108
                           ---------------

         Ladies and Gentlemen:

         In accordance with SEC Rule 10b-17, please be advised that on November 29, 2004, the Stockholders of Avoca, Incorporated approved a reverse stock split of Avoca, Incorporated's no-par-value common capital stock, pursuant to which each Stockholder of record, as of December 10, 2004, will receive 1 share of common stock for every 100 shares of common stock held of record as of December 10, 2004. No fractional shares will be issued in connection with the reverse stock split. Stockholders will be paid $28.00 per pre-split share in lieu of fractional shares.

         As of November 29, 2004, 830,500 shares of Avoca, Incorporated no-par-value common capital stock were issued and outstanding.

                               Page 2 of 3 Pages

         American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10038, will serve as exchange agent for the reverse stock split.

         AVOCA, INCORPORATED

         /s/ Robert C. Baird, Jr.

         Robert C. Baird, Jr.
         President


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Avoca, Incorporated
                                                       (Registrant)

                                       By: /s/Robert C. Baird, Jr.
                                          --------------------------------------
                                                   Robert C. Baird, Jr.
                                                       President
Date: December 2, 2004




                               Page 3 of 3 Pages